EXHIBIT 10.4

AMENDMENT NO. 2

TO

CREDIT AGREEMENT

     AMENDMENT NO. 2 (“Amendment No. 2”) dated as of June 30, 2003 (the “Amendment Date”) to the Credit Agreement dated as of May 10, 2001, as amended (the “Credit Agreement”), among HORIZON VESSELS, INC., a Delaware corporation (the “Borrower”), HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation, HORIZON OFFSHORE, INC., a Delaware corporation (together the “Guarantors”), THE CIT GROUP/EQUIPMENT FINANCING, INC., a Delaware corporation as the Lender (the “Lender”).

W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, the Lender made available to the Borrower a revolving loan facility of up to USD 26,840,000; and

     WHEREAS, the parties wish to amend the Credit Agreement to provide for a short-term increase in the Commitment of up to USD 5,000,000.

     NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

     1.     The Definitions of the Credit Agreement are hereby amended as follows:

(a) A definition of “Amendment No. 2” is hereby added and reads as follows:

“Amendment No. 2” means the Amendment No. 2 to Credit Agreement dated as of June 30, 2003.

(b) The definition of “Commitment” is hereby amended to read as follows:

“Commitment” means USD 26,840,000; provided that from the period commencing with the date of Amendment No. 2 and ending on the Overadvance Maturity Date, Commitment shall mean 31,840,000.

(c) A definition of “Pemex” is hereby added and reads as follows:

“Pemex” means Petroleos Mexicanos.

(d) A definition of “Overadvance” is hereby added and reads as follows:

“Overadvance” means any amount of the Loan in excess of USD 26,840,000.

(e) A definition of “Overadvance Maturity Date” is hereby added and reads as follows:

“Overadvance Maturity Date” means the earlier of (a) October 31, 2003 and (b) the receipt after the date of Amendment No. 2 by the Borrower or the Guarantor of proceeds of any account or accounts receivable from Pemex in respect of Borrower’s or its Affiliates’ claims against Pemex arising out of the EPC 64 contract which, in the aggregate, are equal to or exceed the then current principal balance of the Overadvance, plus accrued and unpaid interest thereon.

     2.     Section 2.1A is hereby added to the Credit Agreement and reads as follows:

“2.1A Overadvances; Repayment. The Lender agrees to make the Overadvance available to the Borrower, in principal amount not to exceed USD 5,000,000, in a single Advance on the date of Amendment No. 2. The Lender shall make the Overadvance available to the Borrower upon the Borrower’’s delivery of the documents set forth in Section 9 of Amendment No. 2. The principal amount of the Overadvance shall be repaid by the Borrower in a single installment, plus accrued and unpaid interest, on the Overadvance Maturity Date. The Borrower shall prepay the Overadvance in an amount (a) equal to the proceeds of any account receivable of Borrower or any Guarantor from Pemex arising out of the EPC 64 contract, and (b) by which the proceeds of the sale of the vessels subject to the Second Mortgages exceed the amounts claimed under the First Preferred Fleet Mortgages therefor. The Borrower may not reborrow any amounts of the Overadvance that are repaid or prepaid. All amounts paid hereunder by the Borrower from the date of Amendment No. 2 to the Overadvance Maturity Date shall be applied first to expenses reimbursable by the Borrower, second to interest accrued on the Loan, third to the principal amount of the Overadvance then outstanding, and fourth to the remaining principal balance of the Loan.”

     3.     Section 5.1(a) is hereby amended to read as follows:

“(a) The Borrower agrees to pay interest in respect on the average daily balance of all amounts outstanding under the Loan at a rate per annum of the Governing Rate plus 3.25%.”

     4.     The following is hereby added as Section 12.29 to the Credit Agreement:

“12.29. Pemex Receivables. Sell, transfer, factor or grant any security interest on any account receivable from Pemex to the Borrower or any Guarantor, other than security interests thereon existing on the date hereof.”

     5.     The following is hereby added as Section 12.30 to the Credit Agreement:

“12.30. Payment on Subordinated Debt. Until the Overadvance is repaid in full, make any payments on any Indebtedness that is subordinated to the Loan.”

     6.     All references in the Credit Agreement to an “Advance” or “Advances” shall hereafter include, without limitation, the unpaid principal amount of the Overadvance.

     7.     All references in the Credit Agreement to the “Note” shall hereafter refer to the Note as amended by Endorsement No. 1 to the Note, dated the date hereof.

     8.     All references in the Loan Documents to the “Credit Agreement” shall hereafter refer to the Credit Agreement as amended by this Amendment No. 2.

     9.     Conditions Precedent.

          9.1 Documents Required as Conditions Precedent to Amendment No. 2. The effectiveness of the modifications to the Credit Agreement contemplated by this Amendment No. 2 is subject to the condition precedent that the Lender shall have received at or prior to the Amendment Date all of the following, each dated on or before the Amendment Date and each in form and substance satisfactory to the Lender and its counsel:

(a) Each of the following documents (the “Amendment Documents”) shall have been duly authorized and executed with original counterparts thereof delivered to the Lender:

(i) This Amendment No. 2;

(ii) Endorsement No. 1 to Note;

(iii) Amendments to the Mortgages;

(iv) Second Preferred Fleet Mortgages covering the U.S. and Vanuatu flag vessels of the Borrower and the Guarantors that are not covered by the Mortgages;

(v) A Ratification of Guaranty executed by the Guarantors;

(vi) A Subordination Agreement with Elliott Partners, L.P. subordinating any Indebtedness to Elliott Partners, L.P. to the Overadvance; and

(vii) such further documents as the Lender may reasonably request.

(b) The Borrower shall have paid a fee of USD 50,000 to the Lender on or before the date hereof.

(c) The representations and warranties contained in Section 10 of the Credit Agreement shall be true on the Amendment Date with the same effect as though such representations and warranties had been made on and as of such date, and no Event of

Default specified in Section 13 of the Credit Agreement and no event which, with the lapse of time or the giving of notice and the lapse of time specified in Sections 11 and 12 of the Credit Agreement, would become such an Event of Default, shall have occurred and be continuing.

          9.2 Waiver of Conditions Precedent. All of the conditions precedent contained in this Section 9 are for the sole benefit of the Lender and the Lender may waive any of them in its absolute discretion, and on such conditions as it deems proper.

     10.     Representations of the Borrower and Guarantors. The Borrower and the Guarantors represent and warrant that:

(a) Each of the Borrower and the Guarantors is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware, and has the requisite power and authority (i) to carry on its business as presently conducted; and (ii) to enter into and perform its obligations under the Amendment Documents.

(b) The execution, delivery and performance by each of the Borrower and the Guarantors of the Amendment Documents and any other instrument or agreement provided for by this Amendment No. 2 to which it is a party, have been duly authorized by all necessary corporate action, do not require stockholder approval other than such as has been duly obtained or given, do not or will not contravene any of the terms of its Certificate of Incorporation or Bylaws, and will not violate any provision of law or of any order of any court or governmental agency or constitute (with or without notice or lapse of time or both) a default under, or result (except as contemplated by this Amendment No. 2) in the creation of any security interests, lien, charge or encumbrance upon any of its properties or assets pursuant to, any agreement, indenture or other instrument to which it is a party or by which it may be bound other than is in favor of the Lender; the Amendment Documents have been duly executed and delivered by the Borrower and the Guarantors and constitute the respective legal, valid and binding agreements, enforceable in accordance with the respective terms thereof as to which each of the Borrower and the Guarantors is a party. The enforceability of this Amendment No. 2, however, is subject to all applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the rights or creditors and to general equity principles.

(c) Except as set forth in the Credit Agreement, there are no suits or proceedings pending or to its knowledge threatened against or affecting any Borrower or Guarantor which if adversely determined would have a material adverse effect upon its business, financial condition or operations.

(d) Other than such as have been obtained, no license, consent or approval of any Governmental Agency or other regulatory authority is required for the execution, delivery or performance of this Amendment No. 2 or any other Amendment Document or any instrument contemplated herein or therein. The Borrower is the holder of all certificates and authorizations of governmental authorities required by law to enable it to engage in the business transacted by them.

     11.     Expenses. The Borrower and the Guarantors agree to promptly, whether or not the modifications to the Credit Agreement contemplated by this Amendment No. 2 become effective, (x) reimburse the Lender for all fees and disbursements of external counsel to the Lender and all reasonable out of pocket fees and disbursements of the Lender incurred in connection with the preparation, execution and delivery of this Amendment No. 2 and all other documents referred to herein, and all amendments or waivers to or termination of this Amendment No. 2 or any agreement referred to herein; and (y) reimburse the Lender for all fees and disbursements of internal and external counsel to the Lender and all reasonable out of pocket fees, disbursements and travel-related expenses of the Lender incurred in connection with the protection of the rights of the Lender under this Amendment No. 2 and all other documents referred to herein, whether by judicial proceedings or otherwise. The obligations of the Borrower and the Guarantors under this Section 11 shall survive payment of the Loan.

     12.     Except as specifically amended by this Amendment No. 2, all of the terms and provisions of the Credit Agreement shall remain in full force and effect.

     13.     All capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement.

     14.     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 2 to Credit Agreement on the date first written above.

BORROWER:

HORIZON VESSELS, INC.

By:

Name:

Title:

GUARANTORS:

HORIZON OFFSHORE, INC.

By:

Name:

Title:

HORIZON OFFSHORE CONTRACTORS, INC.

By:

Name:

Title:

LENDER:

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By:

Name:

Title: